Exhibit 99.2 3Q12 Earnings Conference Call 3Q12 Earnings Conference Call Supplemental Presentation Supplemental Presentation October 23, 2012 October 23, 2012

Safe Harbor Language
Safe Harbor Language
To the extent that statements in this presentation and the accompanying press release relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”,
“expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. IBERIABANK Corporation’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties.
Actual results could differ materially because of factors such as the current level of market volatility and our ability to execute our growth strategy, including the availability of future FDIC-assisted failed bank opportunities, unanticipated losses related to the integration of, and refinements to purchase accounting adjustments for, acquired businesses and assets and assumed liabilities in these transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in acquisitions, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, increases in FDIC insurance assessments, geographic concentration of our markets and economic conditions in these markets, rapid changes in the financial services industry, dependence on our operational, technological, and organizational systems or infrastructure, hurricanes and other adverse weather events, the volatility and low trading volume of our common sock, and valuation of intangible assets.  These and other factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s Annual Report on Form
10-K and other filings with the Securities and Exchange Commission (the “SEC”), available at the SEC’s website, http://www.sec.gov, and the Company’s website, http://www.iberiabank.com, under the heading
“Investor Information.” All information in this presentation and the accompanying press release is as of the date of this release.  The Company undertakes no duty to update any forward-looking statement to conform to the statement to actual results or changes in the Company’s expectations.  Certain tabular presentations may not reconcile because of rounding.

33
•
Stable net interest margin; tax-equivalent revenues up $8 million, or
6% (24% annualized)
•
Organic loan growth:
•
Core deposit growth:
•
Good growth in service charge income and fee income businesses
•
Service Charges – 5% increase over 2Q12
•
Mortgage – highest quarter production level in our Company’s history
•
Title – highest quarterly revenue in past 5 years
•
Capital Markets – anticipate a very good fourth quarter of 2012
•
Process improvement initiative
•
Closing ten branches – to date closed four of ten
•
Staff efficiency improvement
•
Retail/Business Banking sales effectiveness
•
Risk adjusted profitability and risk management
Introductory Comments
Introductory Comments
Third Quarter 2012 – Core Performance
$329 million since June 30, 2012 (+20% annualized)
$821 million since year-end 2011 (+18% annualized)
$273 million since June 30, 2012 (+15% annualized)
$699 million since year-end 2011 (+14% annualized)

•
Florida Gulf acquisition:
•
3Q12 asset quality ratios (NPAs, past dues, classified assets, and net charge-offs) were strong and stable
•
Provision for 3Q12 of $4.1 million (down $4.8 million, or 54%, compared to 2Q12); reflects recognition of $1.3 million in FDIC impairment and $1.5 million credit impairment from non-covered acquired loans
•
Fabulous client growth in multiple markets
•
Our investments in markets and businesses are showing very good progress
Introductory Comments
Introductory Comments
Third Quarter 2012 – Initiatives

Consummated on July 31, 2012
Branch and operating system conversion
completed over weekend of August 18-19, 2012
Acquisition and conversion costs of $4.8 million
($1.0 million below projection)

Financial Overview
Financial Overview
Performance Metrics – Yields and Costs
•
Investment yield declined
18 bps due to prepayment
speeds and reinvesting
cash flows at lower yields
•
Net covered loan yield up
19 bps as base yield
improved
•
Non-covered loan yield
down 13 bps
•
Deposit costs declined 7
bps; continued future re-
pricing opportunities (next
slide)
•
Average noninterest
bearing deposits up $133
million (+8%)
•
Spread held flat and
margin declined 1 basis
point to 3.58%
6/30/2012
9/30/2012
Investment Securities 2.40% 2.22% (18) bps
Covered Loans & Loss Share Receivable 5.23% 5.42% 19 bps
Noncovered Loans 4.68% 4.55% (13) bps
Loans & Loss Share Receivable 4.80% 4.71% (9) bps
Mortgage Loans Held For Sale 3.64% 3.21% (43) bps
Other Earning Assets 0.84% 0.85% 1 bps
Total Earning Assets 4.20% 4.14% (6) bps
Interest Bearing Deposits 0.65% 0.58% (7) bps
Short-Term Borrowings 0.24% 0.21% (3) bps
Long-Term Borrowings 3.07% 3.10% 3 bps
Total Interest Bearing Liabilities 0.76% 0.69% (7) bps
Net Interest Spread 3.45% 3.45% 0 bps
Net Interest Margin 3.59% 3.58% (1) bps
* Earning asset yields are shown on a fully taxable equivalent basis.
%/Basis Point
Change
For Quarter Ended:

Financial Overview
Financial Overview
Quarterly Repricing Schedule
•
$1.6 Billion in time deposits re-price over next 12 months at weighted average 0.78% rate
•
During 3Q12, new and re-priced time deposits were booked at an average cost of 0.57%
$ in millions
Note:  Amounts exclude repricing of assets and liabilities from prior quarters
4Q12 1Q13 2Q13 3Q13 4Q13
Cash Equivalents Balance 474.9 $      - $         - $         - $         - $
Rate 0.58% 0.00% 0.00% 0.00% 0.00%
Investments Balance 116.4 $      120.8 $      154.0 $      128.6 $      111.6 $
Rate 3.29% 3.14% 2.74% 3.02% 3.02%
Loans Balance 4,032.3 $   428.1 $      437.1 $      373.4 $      311.0 $
Rate 3.74% 5.07% 5.12% 5.18% 4.10%
Time Deposits Balance 541.7 $      380.8 $      362.7 $      299.7 $      124.6 $
Rate 0.79% 0.84% 0.70% 0.80% 1.22%
Borrowed Funds Balance 665.1 $      7.1 $         37.7 $       2.3 $         1.0 $
Rate 0.80% 3.28% 3.44% 4.48% 4.28%

Financial Overview
Financial Overview
Interest Rate Risk Simulations
Source: Bancware model, as of September 30, 2012
* Assumes instantaneous and parallel shift in interest rates
•
Slightly asset sensitive from an interest rate risk position
•
Degree is a function of the reaction of competitors to changes In deposit pricing
•
Forward curve has a positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp*
Case
+100 bp* +200 bp* Chip
Curve
Net Interest
Income
-0.2% -0.1% 0.0% 3.0% 6.8% 0.2% 0.7%
Economic
Value of
Equity
-1.7% -0.9% 0.0% 9.0% 13.4% 0.0% -0.3%

Financial Overview
Financial Overview
Performance Metrics – Quarterly Trends
•
Stable margin
•
Average earning
assets up $333
million (+3%)
•
T/E net interest
income up $4
million (+4%)
•
Provision of $4
million:
•
Net charge-offs:
$1.9 million
•
Covered loan
provision: $1.3
million
•
Non-covered
acquired loan
provision: $1.5
million
•
Organic loan
provision: $1.2
million
•
Legacy asset quality measures remained stable in 3Q12
•
Strong capital position compared to peers
•
Repurchased 805,120 shares at average cost of $47.35 per share
•
A total of 46,692 shares remain under current authorized program
9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012
Net Income ($ in thousands) 16,347 $    17,357 $    19,393 $  12,560 $      21,234 $  69%
Per Share Data:
Fully Diluted Earnings 0.54 $         0.59 $         0.66 $       0.43 $          0.73 $       71%
Operating Earnings (Non-GAAP) 0.70 0.69 0.62 0.54 0.83 55%
Pre-provision Operating Earnings  (Non-GAAP) 0.83 0.78 0.68 0.73 0.92 26%
Tangible Book Value 36.41 36.80 37.23 37.28 37.07 -1%
Key Ratios:
Return on Average Assets 0.56% 0.59% 0.67% 0.43% 0.69% 26 bps
Return on Average Common Equity 4.31% 4.65% 5.21% 3.36% 5.56% 220 bps
Return on Average Tangible Common Equity (Non-GAAP) 6.22% 6.72% 7.43% 4.86% 7.91% 305 bps
Net Interest Margin (TE)* 3.58% 3.62% 3.59% 3.59% 3.58% (1) bps
Tangible Efficiency Ratio (TE)* (Non-GAAP) 75.0% 75.2% 74.6% 78.2% 74.3% (393) bps
Tangible Common Equity Ratio 9.64% 9.52% 9.64% 9.37% 9.01% (36) bps
Tier 1 Leverage Ratio 10.42% 10.45% 10.51% 10.42% 10.01% (41) bps
Tier 1 Common Ratio (Non-GAAP) 13.90% 13.55% 13.48% 12.97% 12.04% (93) bps
Total Risk Based Capital Ratio 16.61% 16.20% 16.10% 15.54% 14.54% (100) bps
Net Charge-Offs to Average Loans** 0.12% 0.31% 0.09% 0.07% 0.11% 4 bps
Nonperforming Assets to Total Assets** 0.89% 0.87% 0.83% 0.84% 0.81% (3) bps
* Fully taxable equivalent basis.
** Excluding FDIC Covered Assets and acquired impaired loans.
For Quarter Ended: %/Basis Point
Change

Financial Overview
Financial Overview
Low Risk Balance Sheet At September 30, 2012
35% Of Balance Sheet In Very Low Risk Components

Cash and
Equivalents,
5%
Investment
Securities,
16%
Mortgage
Loans Held
For Sale, 2%
Acquired
Loans -
Fair
Value, 0.6%
Loans - FDIC
Covered, 9%
FDIC Loss
Share
Receivable,
3%
Loans -
Noncovered,
56%
Other Assets,
9%

Financial Overview
Financial Overview
Non-Interest Income Trends
•
Continued rebound in service charge income (+5%)
•
Strong mortgage loan income continued
•
Title insurance revenue up 5%
•
IBERIA Financial Services Revenues up 7%
Originations up 20%
Sales up 26%
Margins improved
Revenue up 28%
Small buyback costs
Pipeline stable during
the quarter and
increased in October
Noninterest Income ($000s) 4Q11 1Q12 2Q12 3Q12 $ Change % Change
Service Charges on Deposit Accounts 6,613 $    5,980 $    6,625 $    6,952 $    327 $       5%
ATM / Debit Card Fee Income 1,997 2,024 2,166 2,377 211 10%
BOLI Proceeds and CSV Income 899 951 905 916 11 1%
Gain on Sale of Loans, Net 13,173 13,619 18,078 23,085 5,007 28%
Gain (Loss) on Sale of Investments, Net 793 2,836 901 41 (860) -95%
Title Revenue 4,846 4,533 5,339 5,623 284 5%
Broker Commissions 2,457 3,060 3,102 3,092 (10) 0%
All Other Noninterest Income 4,677 4,393 4,578 4,467 (111) -2%
Total Noninterest Income 35,455 $  37,396 $  41,694 $  46,553 $  4,859 $    12%
3Q12 vs. 2Q12

Financial Overview
Financial Overview
Non-Interest Expense
•
Process improvement initiatives
expense in 3Q12 totaling $1.6 million:
Branch closure costs ($0.3 million)
Consulting/professional ($0.6 million)
Severance ($0.7 million)
•
One-time merger-related expense of $3.0
million for Florida Gulf conversion
•
Mortgage commission growth due to
volume increase in loan production
•
Compensation increase due to Houston
and other revenue producers
•
One-time occupancy costs:
Hurricane Isaac cost of $73,000
Facility termination cost of $110,000
•
Total expenses were flat in 3Q12, excluding Florida Gulf operating expenses
Noninterest Expense ($000s) 4Q11 1Q12 2Q12 3Q12
Florida
Gulf
3Q12 Ex-
FL Gulf
$ Change % Change
Mortgage Commissions 3,922 $     3,229 $     5,612 $     6,006 $     - $   6,006 $     394 $       7%
Hospitalization Expense 3,349 3,817 3,404 3,773 - 3,773 369 11%
Other Salaries and Benefits 44,039 47,522 48,011 49,270 602 48,667 656 1%
Salaries and Employee Benefits 51,310 $  54,568 $  57,028 $  59,049 $  602 $  58,447 $  1,419 $    2%
Credit/Loan Related 4,094 4,027 4,835 4,846 36 4,810 (25) -1%
Occupancy and Equipment 12,498 12,677 12,852 13,500 193 13,306 454 4%
Amortization of Acquisition Intangibles 1,384 1,290 1,289 1,287 - 1,287 (2) 0%
All Other Noninterest Expense 25,987 26,373 27,105 26,611 122 26,489 (616) -2%
Nonint. Exp. (Ex-Non-Operating Exp.) 95,272 $  98,935 $  103,109 $ 105,293 $ 955 $  104,339 $ 1,230 $    1%
Severance 206 219 1,053 712 - 712 (341) -32%
Branch Closure Costs - - 2,743 284 - 284 (2,459) -90%
Consulting and Professional 193 220 1,661 574 - 574 (1,087) -65%
Nonint. Exp. Excluding Merger-Related 95,671 $  99,374 $  108,566 $ 106,864 $ 955 $  105,909 $ (2,657) -2%
Merger-Related Expenses 4,055 $     500 $        456 $        2,985 $     - $   2,985 2,529 554%
Total Noninterest Expense 99,726 $  99,873 $  109,022 $ 109,848 $ 955 $  108,894 $ (128) 0%
Tangible Efficiency Ratio - excl Nonop Exp 72.2% 75.5% 74.4% 71.2%
3Q12 Ex-FL Gulf vs. 2Q12

Financial Overview
Financial Overview
Non-Operating Items – 3Q12
•
Acquisition and conversion-related costs of $3.0 million in 3Q12 ($0.07 EPS)
•
3Q12 Severance, branch closure, and professional expenses of $1.6 million ($0.04 EPS)
•
3Q12 FDIC covered loan losses of $1.3 million ($0.03 EPS)
•
3Q12 Losses on acquired non-covered impaired loans of $1.5 million ($0.03 EPS)
Pre-tax After-tax Per share Pre-tax After-tax Per share Pre-tax After-tax Per share
Net Income (GAAP) 22,398 $   16,347 $   0.54 $        16,949 $   12,560 $   0.43 $        29,378 $   21,234 $   0.73 $
Merger-related expenses 4,259         2,769         0.09           456            296            0.01           2,985         1,940         0.07
Severance expenses 1,601         1,041         0.03           1,053         685            0.02           712            463            0.02
Branch closure expenses -             -             -             2,743         1,783         0.06           284            185            0.01
Professsional expenses 291            189            0.01           1,661         1,080         0.04           574            373            0.01
Litigation settlement (250)           (163)           (0.00)          -             -             -             -             -             -
Gain on sale of investments (1,206)       (784)           0.03           (901)           (586)           (0.02)          (41)             (27)             (0.00)
Operating earnings (Non-GAAP) 27,094      19,399      0.70           21,961      15,818      0.54           33,892      24,168      0.83
Covered loan provision for loan losses (175)           (114)           (0.00)          1,435         933            0.03           1,300         845            0.03
Acquired loan provision for loan losses -             -             -             3,189         2,073         0.07           1,509         981            0.03
Other provision for loan losses 6,302         4,096         0.13           4,271         2,776         0.09           1,244         809            0.03
Pre-provision operating earnings (Non-GAAP) 33,221 $   23,381 $   0.82 $        30,856 $   21,600 $   0.73 $        37,945 $   26,803 $   0.92 $
Dollar Amount Dollar Amount Dollar Amount
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(dollars in thousands)
For The Quarter Ended
September 30, 2011 June 30, 2012 September 30, 2012

•
Improve long-term operating efficiency, risk-
adjusted profitability, and long-term growth
prospects of franchise
Long Term Initiatives
Long Term Initiatives
Third Quarter 2012
Outside professionals
and dedicated internal
resources
Closing branches, staff
reductions, process
improvements
3Q12 cost of $1 million
and $0.03 EPS
4Q12 cost of $2 million
and $0.03 EPS
Benefit of $6 million
annually, or $0.13 EPS
Expect acquisition and
conversion related
costs of approximately
$1 million pre-tax in
4Q12
$ in millions
Expenses 2Q12 3Q12 4Q12 1Q13 Total
Branch Closure Cost - Phase 1 2.7 $     0.3 $     0.8 $     - $     3.8 $
Branch Closure Cost - Phase 2 0.3        0.3        0.6 $
Severance Expense - Phase 1 1.0        0.4        0.1        -        1.5 $
Severance Expense - Phase 2 0.1        0.1        0.2 $
Professional Services 1.7        0.6        0.3        0.1        2.7
Total Expense 5.4 $     1.3 $     1.6 $     0.5 $     8.8 $
Benefits 2Q12 3Q12 4Q12 1Q13
Full Year
2013
Facilities Expense - Phase 1 0.0 $     0.2 $     0.2 $     0.9 $
Salary and Benefits - Phase 1 0.4        0.7        0.6        2.5
Facilities Expense - Phase 2 0.4
Salary and Benefits - Phase 2 0.3
Other 0.7        0.8        0.4        1.8
Total Benefits 1.1 $     1.6 $     1.2 $     5.9 $
2Q12 3Q12 4Q12 1Q13 Total
Merger Related Expenses 0.5 $     3.0 $     1.0 $     - $     4.5 $

Asset Quality
Asset Quality
Reported and Non-Covered Portfolio Trends
Non-Covered Portfolio excludes the impact of all FDIC-assisted acquisitions and acquired impaired loans from OMNI , Cameron, and Florida Gulf
($thousands)
1Q12 2Q12 3Q12 1Q12 2Q12 3Q12
Nonaccruals
677,619 $ 625,939 $ 567,153 $ 61,160 $   66,545 $   66,348 $
OREO & Foreclosed
126,657 129,917 129,173 17,740 18,681 18,467
90+ Days Past Due
7,320 8,270 5,539 3,338 1,275 3,786
Nonperforming Assets
811,596 $ 764,126 $ 701,865 $ 82,238 $   86,501 $   88,601 $
NPAs/Assets
6.88% 6.30% 5.60% 0.83% 0.84% 0.81%
NPAs/(Loans + OREO)
10.67% 9.71% 8.40% 1.33% 1.33% 1.26%
LLR/Loans
2.37% 2.42% 2.45% 1.21% 1.19% 1.10%
Net Charge-Offs/Loans
0.09% 0.06% 0.10% 0.09% 0.07% 0.11%
Past Dues:
30-89 Days Past Due
35,228 $   46,391 $   59,063 $   15,429 $   16,833 $   21,029 $
90+ days Past Due
7,320 8,270 5,539 3,338 1,275 3,786
Nonaccual Loans
677,619 625,939 567,153 61,160 66,545 66,348
Total 30+ Past Dues
720,167 $ 680,600 $ 631,755 $ 79,927 $   84,653 $   91,163 $
% Loans
9.63% 8.80% 7.68% 1.29% 1.30% 1.30%
Total Portfolio
Non-Covered Portfolio (excl.
Acquired impaired loans)

Asset Quality
Asset Quality
Commentary For Quarter Ending June 30, 2012
Asset Quality Summary
Excludes FDIC covered assets and acquired impaired loans
•
Total criticized
loans equal $395
million (29% of
Tier1 capital plus
ALLL); $248 million
in classified and
$147 million special
mention
•
TDRs equal $21.8
million (0.3% of
total loans)
•
3Q12 Provision
expense for this
portfolio was $1
million – down $3
million compared to
2Q12
($ thousands)
9/30/2011 6/30/2012 9/30/2012 Year/Year Qtr/Qtr
Nonperforming Assets 89,791 $  86,501 $  88,601 $  -1% 2%
Past Due Loans 97,660 84,653 91,164 -7% 8%
Classified Assets 196,537 200,872 247,923 26% 23%
Nonperforming Assets/Assets 0.89% 0.84% 0.81% (8) (3)
NPAs/(Loans + OREO) 1.57% 1.33% 1.26% (31) (7)
Classified Assets/Total Assets 2.09% 1.94% 2.28% 19 34
(Past Dues & Nonaccruals)/Loans 1.70% 1.30% 1.30% (40) (0)
Provision For Loan Losses 6,302 $   4,271 $   1,244 $   -80% -71%
Net Charge-Offs/(Recoveries) 1,711 1,102 1,923 12% 74%
Provision Less Net Charge-Offs 4,592 $   3,169 $   (679) $     -115% -121%
Net Charge-Offs/Average Loans 0.12% 0.07% 0.11% (1) 4
Reserve For Loan Losses/Loans 1.34% 1.19% 1.10% (24) (9)
%/Basis Point Change For Quarter Ended:

Markets
Markets
Loan Growth
•
Organic loan
growth of $1.9
billion or 47%
since December
2009 (17%
annualized)
•
FDIC covered
loan portfolio
declined $531
million or -32%
since December
2009 (-12%
annualized)
Sterling Bank FDIC-
Assisted Acquisition
$ in millions
* Organic loan growth excludes loans acquired in non-covered transactions (e.g OMNI , Cameron, and Florida Gulf)
-$150
-$100
-$50
$0
$50
$100
$150
$200
$250
$300
$350
Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12
$64
$58
$43
$173
$149
$257
$109
$262
$164
$329
$329
Organic Loan Growth *
Covered Loan Portfolio

$3
$32
$10
$25
$24
$33
$20
$67
$27
$63
$61
$44
$36
$117
$54
$138

IBERIABANK Corporation

Markets
Markets
Loan Originations 3Q12 –Top Markets
$ in millions
•
$1 billion in total
funded loans and
unfunded loan
commitments
originated in 3Q12
•
Tremendous
growth in Houston
•
Recently added
new team
members in
Houston
•
Exceptional growth
in other markets in
which we have
invested heavily
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Little Rock Mobile Lafayette Memphis Baton
Rouge
Birmingham New Orleans Houston
Loan Commitments
Loan Fundings
$35
$35
$57
$87
$90
$192
$153
$105

Markets
Markets
Net Loan Growth 3Q12 –Top Markets
$ in millions
•
Diversified
strength
throughout our
franchise
•
Strong growth
net of loan pay-
downs
•
Strongest
markets are
Houston and
New Orleans
•
Small business
lending is a
potential growth
engine
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
Mobile Montgomery Birmingham Naples Baton
Rouge
Memphis New Orleans Houston
$12
$12
$28
$33
$35
$90
$71
$42
Loan Growth

•
Organic core
deposit growth of
$1.5 billion or
30% since
December 2010
(17% annualized)
•
Organic non-
interest bearing
deposit growth of
$622 million or
71% since
December 2010
(40% annualized)
•
Cost of core
deposits has
fallen 36 bps to
0.32% since
December 2010
Excludes acquired deposits
Markets
Markets
Organic Deposit Growth
$ in millions
-$300
-$200
-$100
$0
$100
$200
$300
$400
Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12
Non-Interest Bearing
Other Core Deposits
Time Deposits
$184
$217
$159
$281
$333
$93
$273

Markets
Markets
Core Deposit Growth 3Q12 –Top Markets
$ in millions
•
Balanced core
deposit growth
•
Strength in legacy
franchise and
newer markets
•
Deposit pricing
remains favorable
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
Mobile Shreveport Birmingham Baton
Rouge
Little Rock Lafayette Houston New Orleans
$13
$16
$21
$23
$34
$45
$52
$81
Core Deposit Growth

Markets
Markets
Non-Interest Bearing Deposit Growth
$ in millions
•
Since 2010, total
non interest
bearing deposits
have increased
$973 million or
111% (40%
annualized rate)
•
$200 million
increase in 3Q12
or 12% (48%
annualized)
•
Top 3Q12 growth
markets include
New Orleans,
Lafayette, Little
Rock, Houston and
Shreveport
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
11%
12%
15%
15%
16%
17%
18%
19% Non Interest  Bearing/Total Deposits

Markets
Markets
3Q12 Highlights
•
Exceptional loan and deposit growth continues
•
Non-FDIC loan growth of $329 million came from a number of
markets and in both commercial and retail markets
•
Houston, New Orleans, Birmingham, and Memphis showed strong
commercial growth – concentrated in our C&I clients
•
Commercial loans originated and funded in 3Q12 totaled $472 million with a mix of 47% fixed and 53% floating ($711 in commercial loan commitments during the quarter)
•
Strong commercial pipeline of over $555 million at quarter-end
•
Retail growth driven by increases in indirect lending and home equity lines of credit – arising from recent changes in this business
•
Period-end core deposit growth of $273 million, with non-interest bearing deposits up $143 million ($132 million linked quarter growth on an average balance basis).

Retail and Small Business
Retail and Small Business
3Q12 Progress
•
Since June 30, 2012, we opened two new branch locations, including
Center Street in downtown Little Rock, Arkansas, and our first branch in Denham Springs, near Baton Rouge, Louisiana
•
Closed four of the 10 branches planned for the second half of 2012 and consolidated one branch in the 3Q 2012
•
Enhanced IBKC’s digital banking tools to better serve clients:
•
Completed Image Deposit Taking Capabilities On ATMs
•
Improved on-line banking application with the launch of bank-to-bank transfers and rollout of Direct Connect for Quicken® and QuickBooks®
users
•
Experienced  increases in both new small business clients and checking account openings in 3Q12
•
Continued focused effort on consumer lending business through home equity and indirect auto product marketing

Wealth And Capital Markets
Wealth And Capital Markets
3Q12 Progress
•
ICP/IWA revenues of
$1.9 million (down 7%
compared to 2Q12)
•
IWA assets under
management
decreased 2%, to $902
million at September
30, 2012
•
ICP brokerage
commission continued
to grow, while
investment banking
activity slowed in 3Q12
•
Research coverage on
57 public energy
companies
•
IFS revenue up 7%, to
$2.3 million, compared
to 2Q12
Total Quarterly Revenues
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

25 Appendix Appendix

Appendix
Appendix
FDIC Covered Loan Portfolio Roll Forward

Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,350,935 55,518 16.139% 1,293,160 52,019 15.968% 1,218,933 51,150 16.661% 1,153,954 55,400 18.878%
Mortgage Loans 218,922 4,799 8.768% 211,640 4,946 9.347% 196,969 5,128 10.414% 169,580 5,306 12.517%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000% (0) - 0.000%
Credit Card 957 15 6.246% 901 14 6.199% 862 14 6.629% 853 14 6.746%
Consumer 162,815 3,701 9.019% 155,406 3,895 10.080% 150,236 4,324 11.577% 149,877 5,282 14.020%
Line Of Credit-Consumer Loans 79,220 2,502 12.528% 75,164 2,927 15.663% 72,370 2,953 16.410% 72,598 3,462 18.971%
Commercial & Business Banking 889,481 44,502 19.581% 850,519 40,238 18.719% 798,767 38,731 19.186% 761,048 41,335 21.257%
Loans in Process (461) - 0.000% (469) - 0.000% (272) - 0.000% (3) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 592,985 (29,255) -19.305% 573,776 (27,927) -19.255% 508,443 (28,484) -22.163% 448,746 (33,488) -29.201%
Net Covered Loan Portfolio 1,943,920 26,263 5.327% 1,866,937 24,092 5.142% 1,727,375 22,666 5.234% 1,602,700 21,912 5.416%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,350,935 55,518 16.139% 1,293,160 52,019 15.968% 1,218,933 51,150 16.661% 1,153,954 55,400 18.878%
CapitalSouth Bank 209,043 14,372 26.967% 198,491 6,203 12.416% 187,742 7,077 14.966% 169,584 6,480 15.034%
Orion Bank 734,021 29,565 15.817% 710,111 34,820 19.448% 673,068 33,586 19.801% 651,176 35,154 21.221%
Century Bank 281,888 5,261 7.387% 264,864 6,697 10.080% 255,610 6,134 10.080% 244,874 8,047 12.967%
Sterling Bank 125,983 6,319 19.631% 119,694 4,299 14.239% 102,513 4,353 16.829% 88,322 5,718 25.371%
FDIC Loss Share Receivable 592,985 (29,255) -19.305% 573,776 (27,927) -19.255% 508,443 (28,484) -22.163% 448,746 (33,488) -29.201%
CapitalSouth Bank 56,241 (8,707) -60.581% 49,433 (1,917) -15.338% 44,503 (3,285) -29.204% 40,443 (3,213) -31.088%
Orion Bank 355,317 (16,430) -18.095% 349,685 (21,626) -24.466% 306,347 (21,149) -27.311% 271,457 (22,983) -33.130%
Century Bank 137,868 (761) -2.160% 136,205 (2,380) -6.913% 119,445 (1,911) -6.329% 101,167 (3,875) -14.987%
Sterling Bank 43,559 (3,357) -30.153% 38,453 (2,004) -20.621% 38,148 (2,139) -22.181% 35,680 (3,417) -37.472%
Net Covered Loan Portfolio 1,943,920 26,263 5.327% 1,866,937 24,092 5.142% 1,727,375 22,666 5.234% 1,602,700 21,912 5.416%
CapitalSouth Bank 265,284 5,665 8.406% 247,924 4,286 6.882% 232,245 3,792 6.493% 210,027 3,267 6.133%
Orion Bank 1,089,338 13,135 4.756% 1,059,796 13,194 4.952% 979,415 12,436 5.033% 922,633 12,171 5.160%
Century Bank 419,756 4,500 4.252% 401,069 4,317 4.309% 375,055 4,224 4.495% 346,041 4,173 4.766%
Sterling Bank 169,542 2,963 6.841% 158,148 2,294 5.763% 140,661 2,214 6.236% 124,002 2,301 7.255%
4Q2011 1Q2012
4Q2011
2Q2012 3Q2012
1Q2012 2Q2012 3Q2012